POWER OF ATTORNEY for Executing Forms 3, 4 and 5
        KNOW ALL MEN BY THESE PRESENTS, that the
undersigned hereby constitutes and appoints each of Darrell Smith, Edward J.
Richardson, or David M. Koeninger, signing
singly, his/her true and lawful attorney-in-fact to:
        (1)        execute for and on behalf of the undersigned
Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder,
with respect to the undersigned's beneficial ownership of
securities of Radiation Therapy Services, Inc. (the "Company");
        (2)        do and perform any and all acts for and on
behalf of the undersigned which may be necessary or
desirable to complete the execution of any such Form 3, 4 or
5 and the timely filing of such form with the United States
Securities and Exchange Commission and any other
authority; and
        (3)        take any other action of any type whatsoever
in connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this
Power of Attorney shall be in such form and shall contain
such terms and conditions as such attorney-in-fact may
approve in his/her discretion.
        The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and perform
all and every act and thing whatsoever requisite, necessary
and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her
substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the
undersigned's responsibilities to comply with Section 16 of
the Securities Exchange Act of 1934.
        This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the undersigned's holdings
of and transactions in securities issued by the Company,
unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
        IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this 17th day of June, 2004.
                                ___/s/ Howard Sheridan___________________
                                Howard Sheridan